Leases	12 Months Ended
May. 31, 2015
Leases [Abstract]
Leases
LEASES
An analysis of rent expense incurred related to restaurants in continuing operations is as follows:

(in millions)	Fiscal Year
	2015	2014	2013
Restaurant minimum rent	$167.0	$146.4	$125.8
Restaurant rent averaging expense	16.7	26.9	24.2
Restaurant percentage rent	7.7	6.6	6.0
Other	3.5	5.5	5.6
Total rent expense	$194.9	$185.4	$161.6

Total rent expense included in discontinued operations was $6.2 million, $36.2 million and $34.6 million for fiscal 2015, 2014 and 2013, respectively. These amounts include restaurant minimum rent of $5.8 million, $33.0 million and $31.8 million for fiscal 2015, 2014 and 2013, respectively.

The annual future lease commitments under capital lease obligations and noncancelable operating and financing leases, including those related to restaurants reported as discontinued operations, for each of the five fiscal years subsequent to May 31, 2015 and thereafter is as follows:

(in millions)
Fiscal Year	Capital	Financing	Operating
2016	$5.7	$6.6	$189.8
2017	5.9	6.8	180.1
2018	6.0	6.9	165.6
2019	6.1	7.0	147.2
2020	6.1	7.2	128.7
Thereafter	55.0	117.7	360.9
Total future lease commitments	$84.8	$152.2	$1,172.3
Less imputed interest (at 6.5%), (various)	(30.3)	(76.9)
Present value of future lease commitments	$54.5	$75.3
Less current maturities	(2.4)	(1.2)
Obligations under capital and financing leases, net of current maturities	$52.1	$74.1

During fiscal 2015 we began marketing selected properties for individual sale-leaseback transactions through which we sell the assets at fair value and subsequently lease them back. The resulting leases generally qualify and are accounted for as operating leases. The operating leases that resulted from the completed transactions are included in the above table.